Exhibit 99.1

EXECUTION COPY

Esterline Technologies Corporation

500 108th Avenue NE

Bellevue, Washington 98004

December 13, 2012

Relational Investors LLC

12400 High Bluff Drive, Suite 600

San Diego, CA 92130

Gentlemen:

This letter constitutes the agreement (the “Agreement”) between Esterline Technologies Corporation (the “Company”), on the one hand, and Relational Investors LLC (“Relational”) and each of the other Persons (as defined below) set forth on the signature pages hereto (the “Relational Affiliates,” and together with Relational, the Relational Affiliates and the affiliates of each of the foregoing, the “Relational Group”), on the other hand, with respect to the matters set forth below:

1.	Within ten (10) Business Days (as defined below) of the execution of this Agreement, the Board of Directors of the Company (the “Board”) shall appoint Henry W. (Jay) Winship (“Mr. Winship”) to serve on the Board.

2.	The Company and the Relational Group agree that Mr. Winship shall be appointed to serve on the Board in the class of directors whose term will expire at the Company’s 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”).

3.	Conditioned upon Mr. Winship joining the Board, Mr. Winship shall be appointed by the Board to serve as a member of the Strategy & Technology Committee and Compensation Committee, provided that, at such time, Mr. Winship meets all independence and other applicable standards under the rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”) and applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As long as Mr. Winship continues to serve as a director of the Company in accordance with the provisions of this Agreement and continues to meet the independence and other applicable standards described above, Mr. Winship shall serve on the committees listed in this paragraph 3 until such time as customary new member committee transitions occur and the Company shall provide Mr. Winship with all written materials furnished to members of the Board and each committee of the Board on which he serves.

4.	The Relational Group acknowledges that the nominees of the Board to stand for election at the Company’s 2013 Annual Meeting of Shareholders shall be R. Bradley Lawrence, Paul V. Haack and Scott E. Kuechle, each of who shall be included as nominees to the Board in the class of directors whose term will expire at the 2016 Annual Meeting of Shareholders.

5.	During the term of this Agreement, the Relational Group shall cause all Voting Securities that it is entitled to vote (whether held of record or beneficially) to be (i) present for quorum purposes and, subject to paragraph 6, to be voted at each annual and special meeting of stockholders of the Company, and (ii) voted in favor of the election of each nominee to the Board that has been nominated by the Board.

6.	During the term of this Agreement, with respect to all matters subject to a vote of stockholders other than the election of directors, each member of the Relational Group shall either abstain from voting all Voting Securities that it is entitled to vote at any annual or special meeting of stockholders of the Company (whether held of record or beneficially), shall vote in favor of any such matter or shall vote in accordance with the Board’s recommendation.

7.	During the term of this Agreement, the Relational Group agrees that, except as otherwise specifically provided in this Agreement, no member of the Relational Group shall in any way, directly or indirectly, (a) make, participate in or encourage any “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents with respect to the election or removal of directors or any other matter or proposal or seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities; (b) initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC), directly or indirectly, stockholders of the Company for the approval of stockholder proposals, whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act, or otherwise, or cause or encourage any Person to initiate any such stockholder proposal; (c) seek election or appointment to, or representation on, or nominate or propose the nomination of any candidate to the Board (except as specifically contemplated in paragraphs 1- 4 hereof), or seek the removal of any member of the Board; (d) form or join in a partnership, limited partnership, syndicate or other group, including, without limitation, a group as defined under Section 13(d) of the Exchange Act, with respect to any Voting Securities, or deposit any Voting Securities into a voting trust or subject any Voting Securities to any voting agreement, other than solely with other members of the Relational Group with respect to Voting Securities now or hereafter owned by them; (e) act alone or in concert with others to control or seek to control, or influence or seek to influence, the management, the Board or the policies of the Company; (f) with respect to the Company or the Voting Securities, (i) otherwise communicate with the Company’s stockholders (other than in the ordinary course of its business on a confidential basis to their investors) or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act or (ii) participate in, or take any action pursuant to, any “stockholder access” proposal that may be adopted by the SEC; (g) acquire, offer or propose to acquire, or agree to acquire (except by way of stock dividends, stock splits, reverse stock splits or other distributions or offerings made available to holders of any Voting Securities generally), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other group (as defined under Section

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13(d) of the Exchange Act) or otherwise, any Voting Securities if as a result of such acquisition the members of the Relational Group would beneficially own in the aggregate in excess of 9.9% of the then outstanding Voting Securities; (h) make any public statement or public disclosure regarding any intent, purpose, plan or proposal with respect to the Board, the Company, its management, policies or affairs or any of its securities or assets of this Agreement that is inconsistent with the provisions of this Agreement, including any intent, purpose, plan or proposal that is conditioned on, or would require waiver, amendment, nullification or invalidation of, any provision of this Agreement, or take any action that could require the Company to make any public disclosure relating to any such intent, purpose, plan, proposal or condition; (i) seek, propose or make any statement with respect to any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, spin-off, dissolution, liquidation, restructuring, recapitalization or other extraordinary transaction of or involving the Company or any of its subsidiaries; (j) otherwise take, or solicit, cause or encourage others to take, any action inconsistent with any of the foregoing, or (k) take any action challenging the validity or enforceability if this paragraph, or request the Company or Board amend or waive any provision of this paragraph (provided, that Relational may make confidential requests to the Board to amend or waive any provision of this paragraph, which the Board may accept or reject in its sole discretion, so long as any such request is not publicly disclosed by any member of the Relational Group and is made by Relational in a manner that does not require public disclosure thereof by the Company or any other Person).

8.	Relational acknowledges that the Board may determine, in its sole discretion, not to renominate Mr. Winship for election as a director at the 2014 Annual Meeting, in which case, the Company will advise Relational and Mr. Winship of such determination in writing no later than 60 days prior to the last day of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2014 Annual Meeting.

9.	This Agreement, including the covenants and agreements contained in paragraph 7, shall terminate on the earlier of (i) in the event that the Company advises Relational and Mr. Winship of the Board’s determination not to renominate Mr. Winship for election as a director at the 2014 Annual Meeting, the 60th day prior to the last day of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2014 Annual Meeting of Shareholders, or (ii) the earlier of (x) the 45th day after the first day on which Mr. Winship is no longer a member of the Board, or (ii) the 60th day prior to the last day of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2017 Annual Meeting of Shareholders. Upon termination of this Agreement in accordance with this paragraph, this Agreement shall thereupon become void and have no effect, without any liability or obligation on the part of any party hereto, other than the provisions of this paragraph and paragraphs 15 through 23. Nothing in this paragraph shall be deemed to release any party from any liability for any breach of this Agreement or to impair the right of any party to compel specific performance of any other party of its obligations under this Agreement with respect to any period of time prior to the termination of this Agreement.

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10.	In the event that, during the term of this Agreement, Mr. Winship becomes unable to serve as a director of the Company due to death or disability or ceases to serve as a principal (or similar executive position) of Relational, Relational shall be entitled to designate Ralph V. Whitworth to serve as a director in place of Mr. Winship (a “Relational Replacement Designee”). Any such Relational Replacement Designee must be reasonably acceptable to the Board in order to serve as a director, in which case, references to Mr. Winship in this Agreement shall be deemed to refer to the Relational Replacement Designee.

11.	Mr. Winship agrees to (i) comply with all policies, procedures, processes, codes, rules, standards and guidelines applicable to all members of the Board, including, without limitation, the Board’s Corporate Governance Guidelines and the Company’s Code of Business Conduct and Ethics, and (ii) keep confidential and not disclose any Company confidential information consistent with Board practices and applicable policies and to not disclose discussions and matters considered in meetings of the Board and Board committees (other than on a confidential basis to employees of Relational who have been identified to the Company prior to the date hereof and who agree to keep such information confidential consistent with applicable policies of the Company), unless previously disclosed publicly by the Company.

12.	Notwithstanding anything to the contrary in this Agreement, Mr. Winship, during the term of his service as a director of the Company, shall not be prohibited from acting in his capacity as a director and complying with his fiduciary duties as a director of the Company, including in the ordinary course of the deliberations of the Board with respect to seeking to influence the management, the Board or the policies of the Company and with respect to the matters set forth in paragraph 7(i) hereof.

13.	Mr. Winship covenants and agrees to offer to tender his resignation from the Board within five (5) Business Days of (a) the Relational Group ceasing to own at least 2% of the then outstanding shares of common stock of the Company or (b) a breach of this Agreement by a member of the Relational Group, including Mr. Winship.

14.	As soon as reasonably practicable following the execution of this Agreement, (a) the Company will file a Current Report on Form 8-K with the SEC (the “Form 8-K”) which will contain information concerning the appointment of Mr. Winship to the Board as set forth on Exhibit A, and (b) the Company and Relational Investors will issue a joint press release in the form attached as Exhibit B (the “Press Release”). Neither the Company nor the Relational Group will make any public statements (including in any filing with the SEC, any other regulatory or governmental agency, or any stock exchange) that are inconsistent with, or otherwise contrary to, the information in the Form 8-K or Press Release.

15.	The Company and the Relational Group each acknowledge and agree that money damages would not be a sufficient remedy for any breach (or threatened breach) of

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this Agreement by it and that, in the event of any breach or threatened breach hereof, the non-breaching party shall be entitled to seek injunctive and other equitable relief, without proof of actual damages, that the breaching party shall not plead in defense thereto that there would be an adequate remedy at law, and that the breaching party agrees to waive any applicable right or requirement that a bond be posted by the non-breaching party. Such remedies shall not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies available at law or in equity.

16.	All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served if (a) given by fax, when such fax is transmitted to the fax number set forth below and the appropriate confirmation is received, or (b) if given by any other means, when actually received during normal business hours at the address specified in this paragraph:

If to the Company:

Esterline Technologies Corporation

500 108th Avenue N.E.

Bellevue, Washington 98004

Attn:	Marcia Mason
Vice President and General Counsel
Phone:	(425)-453-9400
Fax:	(425)-519-1895

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, CA 90071

Attn:	Brian J. McCarthy, Esq.
Phone:	(213) 687-5070
Fax:	(212) 621-5070

If to the Relational Group:

Relational Investors LLC

12400 High Bluff Drive, Suite 600

San Diego, CA 92130

Attn: Kathleen Carney

Phone: (858) 704-3423

Fax: (858) 704 - 3347

17.	As used in this Agreement, (a) the term “Person” shall be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure; (b) the term “affiliate” shall have

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the meaning set forth in Rule 12b-2 under the Exchange Act and shall include Persons who become affiliates of any Person subsequent to the date of this Agreement; (c) the term “Business Day” shall mean any day other than a Saturday, Sunday or a day on which the banks in New York City are authorized or obligated by applicable law or executive order to close or are otherwise generally closed; and (d) the term “Voting Securities” shall mean the shares of the Company’s common stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such common stock or other securities, whether or not subject to the passage of time or other contingencies.

18.	This Agreement may be executed by the parties hereto in separate counterparts (including by fax and .pdf), each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

19.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles. Each of the parties hereto (a) consents to the personal jurisdiction and venue in any action to enforce this Agreement in the federal or state courts located in Wilmington, Delaware; (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agrees that it shall not bring any action relating to this Agreement in any court other than the federal or state courts located in Wilmington, Delaware; and (d) irrevocably waives the right to trial by jury.

20.	This Agreement constitutes the only agreement between the Relational Group and the Company with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No amendment, modification, supplement or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party or parties hereto affected thereby, and then only in the specific instance and for the specific purpose stated therein. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

21.	If at any time after the date of this Agreement, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

22.	This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Persons.

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23.	Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party hereto and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party hereto that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

[Execution page follows.]

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Very truly yours,

ESTERLINE TECHNOLOGIES CORPORATION

By:	/s/ R. Bradley Lawrence
	Name:	R. Bradley Lawrence
	Title:	Chairman, President and CEO

Confirmed and agreed to as of

the date first written above:

RELATIONAL INVESTORS LLC

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth
	Title:	Principal

RELATIONAL INVESTORS LLC

On behalf of the following:

RELATIONAL INVESTORS, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

RELATIONAL FUND PARTNERS, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

[Signature Page to Letter Agreement]

RELATIONAL COAST PARTNERS, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

RH FUND 1, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

RELATIONAL INVESTORS VIII, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

RELATIONAL INVESTORS IX, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

RELATIONAL INVESTORS XV, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

RELATIONAL INVESTORS XVI, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

[Signature Page to Letter Agreement]

RELATIONAL INVESTORS XX, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

RELATIONAL INVESTORS XXIII, L.P.

By:	/s/ Ralph Whitworth
Name:
Title:

HENRY W. (JAY) WINSHIP

/s/ Henry W. (Jay) Winship

[Signature Page to Letter Agreement]

EXHIBIT A

Form 8-K Information

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2012, the Board of Directors (the “Board”) of Esterline Technologies Corporation (“Esterline”) increased the size of the Board from nine (9) to eleven (11) directors and elected Scott E. Kuechle and Henry W. (Jay) Winship to serve as directors of Esterline effective immediately. Mr. Kuechle was classified into the class of directors whose term expires at the 2013 annual stockholders meeting, and Mr. Winship was classified into the class of directors whose term expires at the 2014 annual stockholders meeting. In light of the foregoing classification, the Board nominated Mr. Kuechle, together with the other directors whose terms expire at the 2013 annual stockholders meeting, Paul V. Haack and R. Bradley Lawrence, for election as directors at Esterline’s 2013 annual stockholders meeting for a term expiring at the 2016 annual stockholders meeting. Mr. Winship also was appointed to the Compensation Committee and Strategy & Technology Committee of the Board. Consistent with its customary practice, the Board will consider and potentially make additional changes to the composition of Esterline’s Board Committees at its regular meeting following the 2013 annual stockholders meeting.

For their services as non-employee directors, Messrs. Kuechle and Winship will be entitled to receive the standard compensation for non-employee directors of Esterline. Esterline will also reimburse Messrs. Kuechle and Winship for out-of-pocket expenses incurred in connection with attendance or participation at meetings. The non-employee director compensation program is described in further detail in Esterline’s proxy statement for its 2012 Annual Meeting filed with the Securities and Exchange Commission on January 26, 2012.

Also on December 13, 2012, Esterline entered into a letter agreement (the “Letter Agreement”) with Relational Investors LLC (“Relational”) and certain affiliates of Relational, including Mr. Winship (collectively, the “Relational Group”), pursuant to which Mr. Winship was elected to the Board and appointed to the Compensation Committee and Strategy & Technology Committee of the Board. Pursuant to the terms of the Letter Agreement, the Board has the discretion to nominate Mr. Winship for election by Esterline’s stockholders at the 2014 annual stockholders meeting. During the term of the Letter Agreement, Relational and its affiliates will vote in favor of the election of each nominee to the Board that has been nominated by the Board and, with respect to other matters subject to a stockholder vote, either (i) abstain from voting its Voting Securities (as defined in the Letter Agreement) of Esterline, (ii) vote in favor of the matter or (iii) vote in accordance with the Board’s recommendation on the matter.

The Letter Agreement also contains customary standstill provisions, including, among others, that no member of the Relational Group will: (a) make, participate in or encourage a solicitation of proxies; (b) initiate, propose or otherwise solicit any stockholder proposals; (c) seek election or appointment to, or representation on, or nominate or propose the nomination of any candidate to, the Board (other than Mr. Winship), or seek the removal of any member of the Board; (d) act alone or in concert with others to control or influence or seek to control or influence the management, Board or policies of Esterline; (e) participate in, or take any action pursuant to, any “stockholder access” proposal; (f) own or seek to own more than 9.9% of the outstanding Voting Securities of Esterline; (g) make any public statement or public disclosure regarding any intent, purpose, plan or proposal relating to the Board, Esterline, its management, affairs or policies or any of Esterline’s securities or assets; or (h) seek, propose or make any statement with respect to any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets or other extraordinary transaction involving Esterline. The Letter Agreement will terminate on the earlier of (x) if Esterline does not nominate Mr. Winship for election as a director at the 2014 annual stockholders meeting, the 60th day prior to the last day of the advance notice period for the 2014 annual stockholders meeting and (y) the earlier of (A) the 45th day after the first day on which Mr. Winship is no longer a member of the Board and (B) the 60th day prior to the last day of the advance notice period for the 2017 annual stockholders meeting. In addition, Mr. Winship agreed to tender his resignation from the Board within five (5) business days of the Relational Group holding less than 2% of Esterline’s outstanding common stock or a breach of the Letter Agreement by a member of Relational Group, including Mr. Winship.

A copy of the Letter Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference. There was no arrangement or understanding between Mr. Kuechle and any other person pursuant to which he was elected to the director position.

A copy of the press release announcing the election of Messrs. Kuechle and Winship to the Board is attached hereto as Exhibit 99.2 and incorporated herein by reference.

EXHIBIT B

Press Release

[see attached]

FOR IMMEDIATE RELEASE
Contact:	Brian D. Keogh
425-453-9400

ESTERLINE CORPORATION APPOINTS SCOTT E. KUECHLE AND H. JAY WINSHIP TO BOARD OF DIRECTORS

Expands Board from Nine to Eleven Directors

BELLEVUE, Wash., December 18, 2012 – Esterline Corporation (NYSE:ESL) (www.esterline.com), a leading specialty manufacturer serving the global aerospace and defense markets, today announced the appointment of Scott E. Kuechle, former Executive Vice President and Chief Financial Officer of Goodrich Corporation, and H. Jay Winship, a Principal and Senior Managing Director of Relational Investors LLC (“Relational”), to the company’s Board of Directors effective December 13.

Kuechle was appointed to the class of directors whose term of office will expire at the 2013 annual meeting, when he will be nominated for election to a three-year term. Winship was appointed to the class of directors whose term of office will expire at the 2014 annual meeting. With these additions, Esterline’s Board now consists of eleven directors as a transition measure, anticipating Robert W. Cremin’s retirement in March. Nine of the directors meet New York Stock Exchange standards for independence: the other two directors are Brad Lawrence, the company’s Chairman, President & CEO; and his predecessor, Mr. Cremin.

Lawrence commented, “We are pleased to welcome Scott and Jay to our Board, and look forward to their insights and contributions. Scott’s extensive background in the aerospace and defense industry will be valuable to our Board as we continue to build on Esterline’s reputation for excellence in the development, manufacture, and service of highly engineered solutions for our customers. Jay will bring the perspective of a large shareholder as well as additional financial acumen to the boardroom, and we look forward to benefitting from his perspective and expertise.”

Kuechle said, “I am excited to join the Esterline Board at this important time. Esterline is an outstanding company with a very bright future ahead, and I am pleased to be part of it.”

“We invested in Esterline because of its strong strategic position and experienced management team,” Winship added. “We believe the company has excellent opportunities to create value, and I look forward to working with the management team and the board.”

Under the terms of an agreement between Esterline and Relational, Relational will support the Esterline Board and has agreed to customary standstill provisions during the term of the agreement. Subject to certain conditions, the agreement runs into 2016, as long as Relational holds 2% or more of Esterline’s total common stock outstanding and Mr. Winship continues to serve on the Board. A copy of the agreement with further detail is attached to a Form 8-K filed by Esterline today with the Securities and Exchange Commission.

About Scott Kuechle:

Mr. Kuechle is recently retired from a 29-year career at Goodrich Corporation — a global supplier of systems and services to the aerospace and defense markets — which was acquired by United Technologies in July 2012. He served in a variety of increasingly responsible financial management positions at Goodrich, including Treasurer and Corporate Controller, concluding with seven years as Chief Financial Officer. In addition to his new role with Esterline, Mr. Kuechle also serves on the Board of Directors of Wesco Aircraft, and is a former member of Standard & Poor’s Corporate Executive Council.

Mr. Kuechle received his undergraduate degree in business administration and economics, magna cum laude, from the University of Wisconsin-Eau Claire, and also earned a master’s degree in industrial administration with a concentration in finance from Carnegie Mellon University, graduating first in his class.

About Jay Winship:

Mr. Winship is a Principal and Senior Managing Director for Relational Investors LLC and has been with the firm since its inception in 1996. As such, he works with Relational’s Investment Committee to develop and execute Relational’s investment strategies. Mr. Winship formerly served on the boards of Del Mar Database, Seaspan Containers Lines, Ltd., Seaspan Ship Management, Ltd., McKay Creek Technologies, Ltd, and Excel National Bank.

A magna cum laude graduate from the University of Arizona, Mr. Winship holds a bachelor’s degree in finance and a master’s in business administration from the University of California, Los Angeles. He is a Certified Public Accountant and holds the professional designation of Chartered Financial Analyst.

About Esterline:

Esterline Corporation is a leading worldwide supplier to the aerospace and defense industry specializing in three core areas: Advanced Materials; Avionics & Controls; and Sensors & Systems. With annual sales of approximately $2 billion, Esterline employs roughly 12,000 people worldwide.

Operations within the Advanced Materials segment focus on technologies including high-temperature-resistant materials and components used for a wide range of military and commercial aerospace purposes, and combustible ordnance and electronic warfare countermeasure products.

Operations within the Avionics & Controls segment focus on technology interface systems for commercial and military aircraft and similar devices for land- and sea-based military vehicles, cockpit integration systems, secure communications systems, specialized medical equipment, and other high-end industrial applications.

The Sensors & Systems segment includes operations that produce high-precision temperature and pressure sensors, specialized harsh-environment connectors, electrical power distribution equipment, and other related systems principally for aerospace and defense customers.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will,” or the negative of such terms, or other comparable terminology. These forward-looking statements are only predictions based on the current intent and expectations of the management of Esterline, are not guarantees of future performance or actions, and involve risks and uncertainties that are difficult to predict and may cause Esterline’s or its industry’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Esterline’s actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements due to risks detailed in Esterline’s public filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K.